[GRAPHIC OMITTED]
          WARBURGE PINCUS FUNDS PART OF CREDIT SUISSE ASSET MANAGEMENT

                                   SEMIANNUAL
                                     REPORT
                                  JUNE 30, 2000
                                   (UNAUDITED)

                         WARBURG PINCUS TRUST II
                         (BULLET) FIXED INCOME PORTFOLIO

Warburg Pincus Trust II (the "Trust") Shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor to the Trust is located at 466 Lexington Avenue, New York, NY 10017-3147. The Trust is advised by Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER, AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF JUNE 30, 2000 THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

PORTFOLIO SHARES ARE NO LONGER OFFERED TO NEW INVESTORS.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 2000
--------------------------------------------------------------------------------
                                                                  August 4, 2000
Dear Shareholder:

   For the six months ended June 30, 2000, Warburg Pincus Trust II--Fixed Income Portfolio (the "Portfolio") had a gain of 3.10%, vs. a gain of 3.22% for the Lehman Brothers Intermediate Government/Corporate Bond Index.* The Portfolio's one-year return through June 30, 2000 was 3.99%. Its since-inception (on March 31, 1997) average annual total return through June 30, 2000 was 6.23%.

   The period was a positive one for the U.S. bond market in terms of total return, i.e., bond-price changes plus coupon income, despite the Federal Reserve's ongoing campaign to keep inflation at bay by raising interest rates (the Fed has steadily increased rates over the past year). Factors that aided bonds included volatility in the stock market, which sparked periodic flights to safety; an improving supply/demand backdrop for Treasuries, especially long-term Treasuries; and growing optimism that the Fed's rate hikes would end sooner rather than later. As a result of these forces, the yield on the 10-year Treasury bond marginally declined in the six months, ending the period at 6.01%.

   The Portfolio had a gain for the period, though it modestly underperformed its benchmark. The Portfolio's performance largely reflected its interest-rate exposure. Our strategy throughout was to attempt to optimally position the Portfolio on the yield curve, given our outlook on the markets from a risk-vs.-reward perspective. We continued to aim to err on the side of caution.

   We made no material changes to the Portfolio during the period in terms of basic strategy, maintaining a focus on intermediate-term, high-quality bonds in order to limit overall risk. With regard to sector allocation, we emphasized Treasury securities, which accounted for roughly half the Portfolio's assets at the end of the period. We also held significant exposure to mortgage-backed bonds and corporate securities.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)-- JUNE 30, 2000
--------------------------------------------------------------------------------

   Looking ahead, we are optimistic that a "soft landing" scenario will continue to unfold. Barring any aggressive actions by the Fed, we believe that a moderate-growth, low-inflation environment can prevail, supporting bonds generally. Needless to say, we will continue to closely monitor the flow of macroeconomic data and adjust the Portfolio as we deem appropriate based on market conditions.

M. Anthony E. van Daalen
Portfolio Manager

----------------
* The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government and corporate bond, and is calculated by Lehman Brothers Inc.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  RATINGS 1
    PAR                                                        (MOODY'S/S&P)  MATURITY   RATE%      VALUE
    ----                                                        -----------   --------   -----   ----------
CORPORATE BONDS (12.2%)
  $ 15,000  ABN-AMRO Bank NV New York Branch,
             Subordinate Deposit Notes (Callable
             08/01/04 @ $100.00)                                 (Aa2, AA-)   08/01/09   8.250   $   15,048
    50,000  AT&T Capital Corp.                                    (A1, A+)    11/15/00   7.500       50,082
    45,000  AT&T Capital Corp.                                    (A1, A+)    05/15/05   6.600       43,490
    40,000  AT&T Corp.                                           (A1, AA-)    09/15/02   6.500       39,349
    30,000  Conagra, Inc. Senior Notes (Putable
             08/01/09 @ $100.00)                                (Baa1, BBB+)  08/01/09   6.700       27,721
    40,000  Countrywide Home Loan Co.                             (A3, A)     04/15/09   6.250       35,029
    30,000  Dime Bancorp, Inc.                                   (Ba1, BBB-)  07/25/01   7.000       29,720
    20,000  HMH Properties, Inc., Series B                       (Ba3, NR)    05/15/05   9.500       19,250
    50,000  Household Finance Corp.                                (A2, A)    11/15/08   6.500       45,426
    40,000  Ingersoll-Rand Co. Medium Term Note
             (Putable 11/19/03 @ $100.00)                          (A3, A-)   11/19/03   6.230       38,782
    30,000  Lowe's Companies
             (Putable 05/15/07 @ $100.00)                          (A2, A)    05/15/07   7.110       29,013
     5,000  Potomac Electric Power Co.
             (Callable 05/15/02 @ $103.21)                         (A1, A)    05/15/27   8.500        5,100
     5,000  Riggs Capital Trust II Preferred Securities,
             Series C (Callable 03/15/07 @ $104.44)              (Baa3, BB-)  03/15/27   8.875        4,082
    45,000  Safeway, Inc. (Callable @ Make Whole +12.5BP)        (Baa2, BBB)  09/15/04   7.250       44,519
    50,000  Union Electric Co.
             (Callable 12/01/01 @ $104.38)                        (A1, AA-)   12/01/21   8.750       50,255
                                                                                                 ----------
TOTAL CORPORATE BONDS (Cost $500,353)                                                               476,866
                                                                                                 ----------
ASSET/MORTGAGE BACKED SECURITIES (32.1%)
    25,000  Asset Securitization Corp. (Nomura Asset
             Securities Corp.), Series 1996-D2, Class A2          (NR, AA)    02/14/29   7.204 2     24,246
   100,000  California Infrastructure PG & E, Series 1997-1,
             Class A7 (Callable 09/25/06 @ $100.00)               (NR, NR)    09/25/08   6.420       97,141
    70,000  Commonwealth Edison Transitional Funding
             Trust, Series 1998-1, Class-A6                      (Aaa, AAA)   06/25/09   5.630       64,567
    58,871  Fannie Mae                                           (Aaa, AAA)   12/01/08   5.690       53,294
   121,640  Fannie Mae                                           (Aaa, AAA)   03/01/28   8.000      122,210
    82,781  Fannie Mae                                           (Aaa, AAA)   04/01/29   6.500       78,073
    44,877  Fannie Mae                                           (Aaa, AAA)   05/01/29   6.500       42,324
   134,676  Fannie Mae                                           (Aaa, AAA)   11/01/29   7.000      130,046
   100,000  Fannie Mae, Series 1993-50, Class PU                 (Aaa, AAA)   09/25/20   5.000       93,693
    20,000  Fannie Mae, Series 1997-51, Class KB
             Guaranteed REMIC Trust                              (Aaa, AAA)   03/20/08   7.000       19,510
    25,000  Fannie Mae, Series 1998-M4, Class B                  (Aaa, AAA)   12/25/23   6.424       24,103
   110,000  Freddie Mac, Series 2072, Class PK                   (Aaa, AAA)   07/15/24   6.000      106,804
    41,714  Ginnie Mae                                           (Aaa, AAA)   10/15/28   6.500       39,616
   150,000  GMAC Commercial Mortgage Securities, Inc.,
             Series 1997-C2, Class A3                            (Aaa, AAA)   11/15/07   6.566      142,100

                See Accompanying Notes to Financial Statements.
                                        3

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  RATINGS 1
    PAR                                                        (MOODY'S/S&P)  MATURITY   RATE%      VALUE
    ----                                                        -----------   --------   -----   ----------
ASSET/MORTGAGE BACKED SECURITIES (CONT'D)
  $ 90,000  MBNA Master Credit Card Trust, Series 1998-J,
             Class A                                              (NA, NA)    02/15/06   5.250   $   85,307
    10,642  Nomura Asset Securities Corp., Series 1994-4B,
             Class 4A                                            (Aaa, AAA)   09/25/24   8.300       10,738
   120,000  Standard Credit Card Master Trust, Series 1995-9,
             Class A                                              (NR, NR)    10/07/07   6.550      116,444
                                                                                                 ----------
TOTAL ASSET/MORTGAGE BACKED SECURITIES
 (Cost $1,300,905)                                                                                1,250,216
                                                                                                 ----------
U.S. Treasury Obligations (53.0%)
   630,000  U.S. Treasury Notes                                  (Aaa, AAA)   08/15/02   6.375      629,213
   200,000  U.S. Treasury Notes                                  (Aaa, AAA)   08/15/03   5.750      196,625
   590,000  U.S. Treasury Notes                                  (Aaa, AAA)   02/15/05   7.500      618,947
   500,000  U.S. Treasury Notes                                  (Aaa, AAA)   08/15/07   6.125      497,188
    40,000  U.S. Treasury Notes                                  (Aaa, AAA)   11/15/08   4.750       36,338
    80,000  U.S. Treasury Inflation Protected Note               (Aaa, AAA)   07/15/02   3.625       84,981
                                                                                                 ----------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $2,058,341)                                                                                2,063,292
                                                                                                 ----------
  NUMBER OF
   SHARES
------------
PREFERRED STOCK (0.1%)
       200  Equity Residential PropertiesTrust, Series D REIT
             (Callable 07/15/07 @ $25.00) (Cost $5,000)                                  8.600        4,513
                                                                                                 ----------
SHORT TERM INVESTMENT (1.0%)
    38,623  RBB Money Market Portfolio (Cost $38,623)                                                38,623
                                                                                                 ----------
TOTAL INVESTMENTS AT VALUE (98.4%) (Cost $3,903,222 3)                                            3,833,510
OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)                                                         62,201
                                                                                                 ----------
NET ASSETS (100.0%)                                                                              $3,895,711
                                                                                                 ==========

                            INVESTMENT ABBREVIATIONS
                             NR = Not Rated
                          REMIC = Real Estate Mortgage Investment Conduit
                           REIT = Real Estate Investment Trust
--------------------------------------------------------------------------------
1 Credit ratings given by Moody's Investors Services, Inc. and Standard and Poor's Ratings Services are unaudited.
2 On instruments with variable rates, the rate shown reflects the current rate as of June 30, 2000.
3  Also cost for federal income tax purposes.


                See Accompanying Notes to Financial Statements.
                                        4

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
    Investments at value (Cost $3,903,222)                           $3,833,510
    Dividends and interest receivable                                    64,438
    Receivable from affiliate                                             2,389
    Prepaid expenses                                                      2,862
                                                                     ----------
      Total Assets                                                    3,903,199
                                                                     ----------
LIABILITIES
    Administration fee payable                                              320
    Accrued expenses payable                                              7,168
                                                                     ----------
      Total Liabilities                                                   7,488
                                                                     ----------
NET ASSETS
    Capital stock, $0.001 par value                                         378
    Paid-in capital                                                   3,923,891
    Undistributed net investment income                                 111,519
    Accumulated net realized
     loss from security transactions                                    (70,365)
    Net unrealized depreciation from security transactions              (69,712)
                                                                     ----------
Net Assets                                                           $3,895,711
                                                                     ----------
Shares outstanding                                                      378,095
                                                                     ----------
Net Asset Value, offering price and redemption price per share           $10.30
                                                                     ==========


                See Accompanying Notes to Financial Statements.
                                        5

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                            $    198
  Interest                                                              135,219
                                                                       --------
    Total investment income                                             135,417
                                                                       --------
EXPENSES:
  Investment advisory fees                                               10,392
  Administrative fees                                                     4,998
  Legal fees                                                              9,866
  Printing fees                                                           9,680
  Custodian fees                                                          6,250
  Trustees fees                                                           6,121
  Audit fees                                                              5,101
  Organizational costs                                                      845
  Transfer agent fees                                                       317
  Insurance expense                                                         157
  Interest expense                                                           15
  Miscellaneous expenses                                                    200
                                                                       --------
                                                                         53,942

  Less: fees waived, expenses reimbursed and transfer agent offsets     (30,029)
                                                                       --------
    Total expenses                                                       23,913
                                                                       --------
     Net investment income                                              111,504
                                                                       --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
  Net realized loss from security transactions                          (25,851)
  Net change in unrealized appreciation/(depreciation) from investments  36,506
                                                                       --------
    Net gain on investments                                              10,655
                                                                       --------
  Net increase in net assets resulting from operations                 $122,159
                                                                       ========


                See Accompanying Notes to Financial Statements.
                                        6

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       FOR THE SIX
                                                      MONTHS ENDED               FOR THE
                                                      JUNE 30, 2000             YEAR ENDED
                                                       (UNAUDITED)           DECEMBER 31, 1999
                                                      -------------          ----------------
FROM OPERATIONS:
  Net investment income                                $  111,504               $  157,538
  Net realized loss from security transactions            (25,851)                 (44,503)
  Net change in unrealized appreciation/(depreciation)
   from investments                                        36,506                 (117,185)
                                                       ----------               ----------
  Net increase (decrease) in net assets resulting
   from operations                                        122,159                   (4,150)
                                                       ----------               ----------
FROM DIVIDENDS:
  Dividends from net investment income                          0                 (157,946)
                                                       ----------               ----------
      Net decrease in net assets from dividends                 0                 (157,946)
                                                       ----------               ----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                            200,465                 6,382,704
  Reinvestment of dividends                                     0                   157,946
  Net asset value of shares redeemed                     (979,277)               (4,653,386)
                                                       ----------               ----------
  Net increase/(decrease) in net assets from capital
   share transactions                                    (778,812)                1,887,264
                                                       ----------               ----------
      Net increase/(decrease)  in net assets             (656,653)                1,725,168

NET ASSETS:
  Beginning of period                                   4,552,364                 2,827,196
                                                       ----------               ----------
  End of period                                        $3,895,711               $ 4,552,364
                                                       ==========               ===========
UNDISTRIBUTED NET INVESTMENT INCOME                    $  111,519               $        15
                                                       ==========               ===========


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST II--FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                            FOR THE SIX               FOR THE YEAR ENDED
                                                            MONTHS ENDED                  DECEMBER 31,
                                                            JUNE 30, 2000       ----------------------------
                                                            (UNAUDITED)          1999       1998      1997 1
                                                          ----------------      ------     ------     ------
PER SHARE DATA

  Net asset value, beginning of period                         $ 9.99           $10.32     $ 9.97     $10.00
                                                               ------           ------     ------     ------
INVESTMENT ACTIVITIES:
  Net investment income                                          0.29             0.36       0.24       0.44
  Net gains (losses) from investments
   (both realized and unrealized)                                0.02            (0.33)      0.57       0.45
                                                               ------           ------     ------     ------
      Total from investment activities                           0.31             0.03       0.81       0.89
                                                               ------           ------     ------     ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                              0            (0.36)     (0.24)     (0.41)
  Dividends in excess of net investment income                      0                0      (0.04)     (0.31)
  Distributions from net realized gains                             0                0      (0.18)     (0.20)
                                                               ------           ------     ------     ------
      Total dividends and distributions                             0            (0.36)     (0.46)     (0.92)
                                                               ------           ------     ------     ------
NET ASSET VALUE, END OF PERIOD                                 $10.30           $ 9.99     $10.32     $ 9.97
                                                               ======           ======     ======     ======
Total return                                                     3.10%2           0.27%      8.08%      8.96%2

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                       $3,896           $4,552     $2,827     $  599
    Ratio of expenses to average net assets3                     1.17%4,5         1.00%       .99%       .99%4
    Ratio of net investment income to average net assets         5.36%4           5.07%      4.69%      5.29%4
    Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                               1.42%4           2.07%      4.33%     12.05%4
Portfolio turnover rate                                         33.09%          173.29%    318.95%    138.28%

--------------------------------------------------------------------------------------------------------------

1 For the period March 31, 1997 (commencement of operations) through December 31, 1997.
2  Non-annualized.
3 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in the reduction to the Portfolio's net expense ratio by .02% for the six months ended June 30, 2000 and .01%, .00%, and .00% for each of the years or period ended December 31, 1999, 1998, and 1997, respectively. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.15% for the six months ended June 30, 2000 and .99% for each of the years or period ended December 31, 1999, 1998, and 1997.
4  Annualized.
5 Effective May 1, 2000 the net expense ratio cap was increased from .99% to 1.50%.

                See Accompanying Notes to Financial Statements.
                                        8

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Warburg Pincus Trust II (the "Trust"), a Massachusetts Business Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), and currently offers one investment portfolio classified as non-diversified. The Fixed Income Portfolio (the "Portfolio") is a non-diversified investment fund that seeks total return consistent with prudent investment management. Shares of the Portfolio are not available directly to individual investors but may be offered only to certain
(a) life insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts and (b) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants.

   The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. The Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

   The books and  records  of the  Portfolio  are  maintained  in U.S.  dollars.
Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities.

   The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal income taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Costs incurred by the Trust in connection with its organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations.

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio, along with other Funds advised by Credit Suisse Asset Management, LLC ("CSAM"), the Portfolio's investment adviser (collectively the "Warburg Funds"), may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities, pledged as collateral for repurchase agreements, are held by the Portfolio's custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At June 30, 2000, the Portfolio had no investments in repurchase agreements.

WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Portfolio has an arrangement with its transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of its transfer agent expense. For the six months ended June 30, 2000, the Portfolio received credits or reimbursements of $507, under this arrangement.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   Pursuant to Investment Advisory Agreements, CSAM, an indirect, wholly-owned subsidiary of Credit Suisse Group serves as investment adviser for the Portfolio. For its investment advisory services, CSAM receives a fee from the Portfolio at an annual rate of .50% of the Portfolio's average daily net assets. For the six months ended June 30, 2000, investment advisory fees earned and voluntarily waived and reimbursements were as follows:

       GROSS                                NET            EXPENSE
   ADVISORY FEE         WAIVER         ADVISORY FEE     REIMBURSEMENTS
   ------------       ---------       --------------    --------------
      $10,392         $(10,392)           $    0           $(18,091)

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI") serves as co-administrator to the Portfolio. PFPC Inc. ("PFPC"), an indirect subsidiary of PNC Financial Services Group, Inc. ("PNC"), also serves as the Portfolio's co-administrator. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the six months ended June 30, 2000, administrative services fees earned by CSAMSI were $2,078.

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WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   For its administrative services, PFPC currently receives a fee, exclusive of out-of-pocket expenses, from the Portfolio calculated at an annual rate of .05% of the Portfolio's average daily net assets. For the six months ended June 30, 2000, administrative services fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                                                                 NET
        CO-ADMINISTRATION FEE         WAIVER            CO-ADMINISTRATION FEE
        ---------------------        --------           ---------------------
               $2,920                $(1,039)                  $1,881

   Provident Distributors, Inc. serves as distributor of the Portfolio's shares without compensation. Effective August 1, 2000, CSAMSI will become distributor to the Trust without compensation.

3. LINE OF CREDIT

   The Portfolio together with other Funds advised by CSAM, have established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated portfolio share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility, which is allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating funds will pay interest on borrowings at the Federal funds rate plus .50%. For the six months ended June 30, 2000, the Portfolio had no borrowings under the credit facility.

4. INVESTMENTS IN SECURITIES

   For the six months ended June 30, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                            U.S. GOVERNMENT AND
            INVESTMENT SECURITIES           AGENCY OBLIGATIONS
            ---------------------         ---------------------
            PURCHASES     SALES           PURCHASES     SALES
            ---------    --------         ---------    --------
            $295,735     $191,385         $354,810     $846,500

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WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

4. INVESTMENTS IN SECURITIES -- (CONT'D)

   At June 30, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

        UNREALIZED               UNREALIZED                  NET UNREALIZED
       APPRECIATION             DEPRECIATION                  DEPRECIATION
       ------------             ------------                 --------------
            $0                   $(69,712)                     $(69,712)

5. CAPITAL SHARE TRANSACTIONS

   The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share. Transactions of the Portfolio were as follows:

                                                FOR THE SIX
                                               MONTHS ENDED        FOR THE
                                               JUNE 30, 2000      YEAR ENDED
                                                (UNAUDITED)    DECEMBER 31, 1999
                                               -------------   -----------------
Shares sold                                       19,789            618,562
Shares issued to shareholders on
 reinvestment of dividends                             0             15,810
Shares Redeemed                                  (97,324)          (452,618)
                                               ---------          ---------
Net increase (decrease) in shares outstanding    (77,535)           181,754
                                               =========          =========


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                                [GRAPHIC OMITTED]
          WARBURGE PINCUS FUNDS PART OF CREDIT SUISSE ASSET MANAGEMENT
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                        800-222-8977 (BULLET) www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRFIX-3-0600